EXHIBIT 99.1


                           LETTER OF TRANSMITTAL


                              US AIRWAYS, INC.

                             Offer to Exchange
              Class C Pass Through Certificates, Series 2000-3
        which have been registered under the Securities Act of 1933 for any and all outstanding
              Class C Pass Through Certificates, Series 2000-3

             Pursuant to the Prospectus dated _______________.

         THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON _________________, UNLESS EXTENDED (THE "EXPIRATION DATE").
TENDERED OUTSTANDING CLASS C CERTIFICATES MAY BE WITHDRAWN AT ANY TIME ON OR PRIOR TO THE EXPIRATION DATE.


               The Exchange Agent for the Exchange Offer is:
                    State Street Bank and Trust Company


               By Hand, Registered Mail or Overnight Carrier:

                    State Street Bank and Trust Company
                         Corporate Trust Department
                    Two Avenue de Lafayette-- 6th Floor
                              Boston, MA 02111
                           Attn: Johnnie Kindell
                           Phone: (617) 662-1525

               By Facsimile (Guaranteed Delivery Forms Only):

                               (617) 662-1452
                           Attn: Johnnie Kindell



         DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE VALID DELIVERY.

         THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.




         Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus (as defined below).

         The undersigned acknowledges receipt of the Prospectus, dated _____________, (the "Prospectus"), of US Airways, Inc., a Delaware corporation (the "Company"), and this Letter of Transmittal, which together constitute the offer (the "Exchange Offer") to exchange an aggregate principal amount of up to $157,054,000 of Class C Pass Through Certificates, Series 2000-3, which have been registered under the Securities Act of 1933, as amended (collectively, the "New Class C Certificates"), for an equal principal amount of the outstanding Class C Pass Through Certificates, Series 2000-3 (the "Outstanding Class C Certificates"). The Exchange Offer is being made in order to satisfy certain obligations of the Company contained in the Registration Agreement, dated as of November 2, 2000, as amended, between the Company and the Initial Purchaser named therein (the "Registration Agreement").

         For each Outstanding Class C Certificate accepted for exchange, the holder of the Outstanding Class C Certificate will receive a New Class C Certificate having a principal amount equal to that of the surrendered Outstanding Class C Certificate. New Class C Certificates will accrue interest at the applicable per annum rate of 8.39% based on the outstanding pool balance of the certificates, from the most recent date to which interest was paid on the Outstanding Class C Certificates. Interest on the New Class C Certificates is payable on March 1 and September 1 of each year, commencing upon the consummation of the Exchange Offer, subject to the terms of the Intercreditor Agreement (as defined in the Prospectus). If
(i) any Registration Statement required by the Registration Agreement is not filed with the Securities and Exchange Commission (the "Commission") on or prior to the applicable filing deadline specified in the Registration Agreement, (ii) any Registration Statement required by the Registration Agreement is not declared effective by the Commission on or prior to the applicable effectiveness deadline specified in the Registration Agreement,
(iii) the Exchange Offer has not been consummated on or prior to the consummation deadline specified in the Registration Agreement or (iv) any Registration Statement required by the Registration Agreement is filed and declared effective but shall thereafter cease to be effective or fail to be usable for its intended purpose without being succeeded within two (2) days by a post-effective amendment to the Registration Statement that cures the failure and that is itself declared effective within five (5) days of filing the post-effective amendment to the Registration Statement (each such event in clauses (i) through (iv), a "Registration Default"), then US Airways agrees to pay to the Class C Trust for distribution to each holder effected thereby liquidated damages in an amount equal to the following: during the first ninety (90)-day period immediately following the occurrence of the Registration Default, .0025 (the "Multiplier") times the aggregate principal amount of the holder's Outstanding Class C Certificates times the number of days the Registration Default exists divided by 360 (less any amount thereof that has been paid as provided in the next paragraph). The amount of the Multiplier shall increase by .0025 during each subsequent ninety (90)-day period up to a maximum Multiplier of .01. Once US Airways cures a default described in clause (i), (ii), (iii) or
(iv) of the preceding sentence, the liquidated damages payable with respect to the Outstanding Class C Certificates as a result of such clause (i),
(ii), (iii) or (iv), as applicable, will cease, until such time, if any, that another Registration Default occurs. However, no Registration Default will be deemed to have occurred and we will not be obligated to pay liquidated damages for up to an aggregate of thirty (30) days, whether or not consecutive, if the reason we failed to meet a deadline described above is because (i) such action was required by law, (ii) we cannot obtain, after using our reasonable best efforts, financial information necessary for the Registration Statement or (iii) we have taken such action in good faith and for valid business reasons (not including the avoidance of our obligations under the Registration Agreement) to prevent the disclosure of material information relating to us.

         The Company reserves the right, at any time or from time to time, to extend the Exchange Offer at its discretion, in which event the term "Expiration Date" shall mean the latest time and date to which the Exchange Offer is extended. The Company shall notify the holders of the Outstanding Class C Certificates of any extension by means of a press release or other public announcement prior to 9:00 A.M., New York City time, on the next business day after the previously scheduled Expiration Date.

         This Letter is to be completed by a holder of Outstanding Class C Certificates if Outstanding Class C Certificates are to be forwarded herewith or if a tender of Outstanding Class C Certificates, if available, is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book- Entry Transfer Facility") under the procedure set forth in "The Exchange Offer" section of the Prospectus and an Agent's Message is not delivered. Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu of this Letter of Transmittal. The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility to and received by the Exchange Agent and forming a part of a Book-Entry Confirmation (as defined below), which states that the Book-Entry Transfer Facility has received an express acknowledgment from the tendering participant, which acknowledgment states that the participant has received and agrees to be bound by, and makes the representations and warranties contained in this Letter of Transmittal and that the Company may enforce this Letter of Transmittal against the participant. Holders of Outstanding Class C Certificates whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Outstanding Class C Certificates into the Exchange Agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their Outstanding Class C Certificates according to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 1. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.




                  NOTE: SIGNATURES MUST BE PROVIDED BELOW
            PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY



ALL TENDERING HOLDERS COMPLETE THIS BOX:


          DESCRIPTION OF OUTSTANDING CLASS C CERTIFICATES TENDERED
  If blank, please print name and address                         Outstanding Class C Certificates
          of registered holder(s)                               (Attach additional list if necessary)

                                                                            Aggregate              Principal Amount
                                                  Certificate or         Principal Amount       of Outstanding Class C
                                                   Registration       of Outstanding Class C    Certificates Tendered
                                                    Number(s)*             Certificates          (if less than all)**



                                                                  Total:


* Need not be completed by book-entry holders. Such holders should check the appropriate box below and provide the required information.
**       Outstanding Class C Certificates may be tendered in whole or in part in multiples of $1,000. All Outstanding Class C Certificates held shall be deemed tendered unless a lesser number is specified in this column. See Instruction 4.

         The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Outstanding Class C Certificates must complete this Letter in its entirety.

         (BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY)

/_/ CHECK HERE IF TENDERED OUTSTANDING CLASS C CERTIFICATES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution
                                   --------------------------------------------

     DTC Account Number                            Transaction Code Number
                        -------------------------                          ----

/_/   CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED
     DELIVERY IF TENDERED OUTSTANDING CLASS C CERTIFICATES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (SEE INSTRUCTION 1):

     Name(s) of Registered Holder(s)
                                     ------------------------------------------

     Date of Execution of Notice of Guaranteed Delivery
                                                        -----------------------

     Name of Eligible Institution which Guaranteed Delivery
                                                            -------------------

     If Guaranteed Delivery is to be made by Book-Entry Transfer:

     Name of Tendering Institution
                                   --------------------------------------------

     DTC Account Number                         Transaction Code Number
                        -----------------------                          ------





/_/ CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED OUTSTANDING CLASS C CERTIFICATES ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH ABOVE.

/_/ CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE OUTSTANDING CLASS C CERTIFICATES FOR YOUR OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER") AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.




Name:
      -------------------------------------------------------------------------

Address:
         ----------------------------------------------------------------------




Ladies and Gentlemen:

         Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the above described principal amount of Outstanding Class C Certificates in exchange for an identical principal amount of New Class C Certificates. Subject to, and effective upon, the acceptance for exchange of the Outstanding Class C Certificates tendered herewith, the undersigned hereby exchanges, assigns and transfers to or upon the order of the Company all right, title and interest in and to those Outstanding Class C Certificates as are being tendered herewith, including all rights to accrued and unpaid interest thereon as of the Expiration Date. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Company in connection with the Exchange Offer) to cause the Outstanding Class C Certificates to be assigned, transferred and exchanged.

         THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, EXCHANGE, ASSIGN AND TRANSFER THE OUTSTANDING CLASS C CERTIFICATES TENDERED HEREBY AND TO ACQUIRE NEW CLASS C CERTIFICATES ISSUABLE UPON THE EXCHANGE OF THOSE TENDERED OUTSTANDING CLASS C CERTIFICATES, AND THAT, WHEN THE OUTSTANDING CLASS C CERTIFICATES ARE ACCEPTED FOR EXCHANGE, THE COMPANY WILL ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES, AND THAT THE OUTSTANDING CLASS C CERTIFICATES TENDERED HEREBY ARE NOT SUBJECT TO ANY ADVERSE CLAIMS OR PROXIES. THE UNDERSIGNED HEREBY FURTHER REPRESENTS THAT ANY NEW CLASS C CERTIFICATES ACQUIRED IN EXCHANGE FOR OUTSTANDING CLASS C CERTIFICATES TENDERED HEREBY WILL HAVE BEEN ACQUIRED IN THE ORDINARY COURSE OF BUSINESS OF THE PERSON RECEIVING THOSE CERTIFICATES, WHETHER OR NOT THE PERSON IS THE UNDERSIGNED, THAT NEITHER THE HOLDER OF THOSE OUTSTANDING CLASS C CERTIFICATES NOR ANY OTHER PERSON IS ENGAGED IN, OR HAS AN ARRANGEMENT OR UNDERSTANDING WITH ANY PERSON TO PARTICIPATE IN THE DISTRIBUTION OF THE NEW CLASS C CERTIFICATES, AND THAT NEITHER THE HOLDER OF THE OUTSTANDING CLASS C CERTIFICATES NOR ANY OTHER PERSON IS AN "AFFILIATE," AS DEFINED IN RULE 405 UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OF THE COMPANY. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY THE COMPANY OR THE EXCHANGE AGENT TO BE NECESSARY OR DESIRABLE TO COMPLETE THE EXCHANGE, ASSIGNMENT AND TRANSFER OF THE OUTSTANDING CLASS C CERTIFICATES TENDERED HEREBY. THE UNDERSIGNED HAS READ AND AGREES TO ALL OF THE TERMS OF THE EXCHANGE OFFER.

         The undersigned understands that tenders of Outstanding Class C Certificates pursuant to any one of the procedures described in "The Exchange Offer--Procedures for Tendering" in the Prospectus and in the instructions herein will, upon the Company's acceptance for exchange of those tendered Outstanding Class C Certificates, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

         The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of tendered Outstanding Class C Certificates or transfer ownership of the Outstanding Class C Certificates on the account books maintained by a book-entry transfer facility. The undersigned further agrees that acceptance of any tendered Outstanding Class C Certificates by the Company and the issuance of New Class C Certificates in exchange therefor shall constitute performance in full by the Company of its obligations under the Registration Agreement and that the Company shall have no further obligations or liabilities thereunder for the registration of the Outstanding Class C Certificates or the New Class C Certificates.

         The Exchange Offer is not conditioned upon any principal amount of Outstanding Class C Certificates being tendered for exchange. However, the Exchange Offer is subject to certain conditions set forth in the Prospectus under the caption "The Exchange Offer--Conditions." The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Company), as more particularly set forth in the Prospectus, the Company may not be required to exchange any of the Outstanding Class C Certificates tendered hereby and, in that event, the Outstanding Class C Certificates not exchanged will be returned to the undersigned at the address shown below the signature of the undersigned.

         The name(s) and addressee(s) of the registered holder(s) of the Outstanding Class C Certificates tendered hereby should be printed above, if they are not already set forth above, as they appear on the certificates representing those Outstanding Class C Certificates. The certificate number(s) and the Outstanding Class C Certificates that the undersigned wishes to tender should be indicated in the appropriate boxes above.

         The undersigned acknowledges that this Exchange Offer is being made in reliance on the position of the staff of the Commission as set forth in certain interpretive letters addressed to third parties in other transactions substantially similar to the Exchange Offer, which lead the Company to believe that New Class C Certificates issued in this Exchange Offer to a holder in exchange for Outstanding Class C Certificates may be offered for resale, resold and otherwise transferred by a holder (other than (i) a broker-dealer who purchased Outstanding Class C Certificates directly from the Company for resale pursuant to Rule 144A or any other available exemption under the Securities Act, (ii) an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act, or (iii) a broker-dealer who acquired the Outstanding Class C Certificates as a result of market-making or other trading activities) without further compliance with the registration and prospectus delivery provisions of the Securities Act, provided, that the holder is acquiring the New Class C Certificates in the ordinary course of business and is not participating, and has no arrangement or understanding with any person to participate, in the distribution of the New Class C Certificates. Accordingly, the undersigned represents that (i) it is not an "affiliate" of the Company as defined in Rule 405 of the Securities Act, (ii) it is not a broker-dealer that acquired Outstanding Class C Certificates directly from the Company in order to resell them pursuant to Rule 144A of the Securities Act or any other available exemption under the Securities Act, (iii) it will acquire the New Class C Certificates in the ordinary course of business and (iv) it is not participating, and does not intend to participate, and has no arrangement or understanding with any person to participate, in the distribution of the New Class C Certificates. The undersigned acknowledges that if it is unable to make these representations to the Company, it will not be able to rely on the interpretations of the staff of the Commission described above and therefore will be required to comply with the registration and prospectus delivery requirements of the Securities Act in connection with any sale or other transfer of the Outstanding Class C Certificates unless the sale is made pursuant to an exemption from the requirements.

         If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Class C Certificates. If the undersigned is a broker-dealer that will receive New Class C Certificates for its own account in exchange for Outstanding Class C Certificates, it represents that it acquired the Outstanding Class C Certificates for its own account as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of the New Class C Certificates; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of Section 2(11) of the Securities Act.

         Failure to comply with any of the above-mentioned requirements could result in the undersigned or any other person incurring liability under the Securities Act for which such persons are not indemnified by the Company.

         Unless otherwise indicated in the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" in this Letter of Transmittal, all New Class C Certificates delivered in exchange for tendered Outstanding Class C Certificates, and any Outstanding Class C Certificates delivered herewith but not exchanged, will be registered in the name of the undersigned and shall be delivered to the undersigned at the address shown below the signature of the undersigned. If a New Class C Certificate is to be issued to a person other than the person(s) signing this Letter of Transmittal, or if the New Class C Certificate is to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address different than the address shown on this letter of Transmittal, the appropriate boxes of this Letter of Transmittal should be completed. If Outstanding Class C Certificates are surrendered by holder(s) that have completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" in this Letter of Transmittal, signature(s) on this Letter of Transmittal must be guaranteed by an Eligible Institution (as defined in Instruction 3).

         All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Tendered Outstanding Class C Certificates may be withdrawn in accordance with Instruction 2 hereto at any time prior to the Expiration Date.

         THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OUTSTANDING CLASS C CERTIFICATES TENDERED" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OUTSTANDING CLASS C CERTIFICATES AS SET FORTH IN SUCH BOX.




                         REGISTERED HOLDERS OF OLD
                       CLASS C CERTIFICATES SIGN HERE
                    (Please Complete Substitute Form W-9
             herein or, in the case of certain foreign persons,
                       substitute Form W-8BEN herein)

-------------------------------------------------------------------------------


-------------------------------------------------------------------------------

                         Signature(s) of Holder(s)

Date:_________________________________

      (Must be signed by the registered holder(s) exactly as name(s) appear(s) on Outstanding Class C Certificate(s) hereby tendered or on a security position listing or by person(s) authorized to become the registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 3 below.)

Name(s):                   ----------------------------------------------------


-------------------------------------------------------------------------------


-------------------------------------------------------------------------------

                               (Please Print)
Capacity (full title):               ------------------------------------------


-------------------------------------------------------------------------------


-------------------------------------------------------------------------------


Address:                   ----------------------------------------------------


-------------------------------------------------------------------------------
                                                            (Include Zip Code)

Area Code and Telephone No.:---------------------------------------------------




                         GUARANTEE OF SIGNATURE(S)
                         (See Instruction 3 below)

Authorized Signature:----------------------------------------------------------

Name:--------------------------------------------------------------------------

-------------------------------------------------------------------------------
                           (Please Type or Print)
Title:-------------------------------------------------------------------------

Name of Firm:------------------------------------------------------------------

Address:-----------------------------------------------------------------------


-------------------------------------------------------------------------------
                                                             (Include Zip Code)

Area Code and Telephone No.:---------------------------------------------------

Date:_________________________________




   SPECIAL ISSUANCE INSTRUCTIONS                                SPECIAL DELIVERY INSTRUCTIONS
(Signature Guarantee Required--See                            (Signature Guarantee Required--See
      Instructions  3 and 4)                                            Instructions 3 and 4)

TO BE COMPLETED ONLY if New Class C                            TO BE COMPLETED ONLY if New Class C
Certificates or Outstanding Class C                            Certificates not Certificates or
Certificates not tendered or not                               Outstanding Class C Certificates not
accepted are to be issued in the                               tendered or not accepted are to be
undersigned.                                                   sent to someone other than the
                                                               undersigned at address other than
                                                               that shown above under "Description
                                                               of Outstanding Class C Certificates
                                                               Tendered."


Issue:                                                         Mail:
         /_/  New Class C Certificates:                               /_/  New Class C Certificates:
         /_/  Outstanding Class C Certificates:                       /_/  Outstanding Class C Certificates:

Name:                                                          Name:
     --------------------------------------------              -------------------------------------------------
                 (Please Print)                                                  (Please Print)
Address:                                                       Address:
-------------------------------------------------              -------------------------------------------------

-------------------------------------------------              -------------------------------------------------

-------------------------------------------------              -------------------------------------------------
            (Include Zip Code)                                                 (Include Zip Code)

Telephone Number:                                              Telephone Number:
                 --------------------------------                               --------------------------------
Book Entry Transfer Facility Account:
                                     ------------
-------------------------------------------------              -------------------------------------------------
Employer Identification or Social Security Number              Employer Identification or Social Security Number




             INSTRUCTIONS

      Forming Part of the Terms and Conditions of the Offer to Exchange Class C Pass Through Certificates, Series 2000-3, which have been registered under the Securities Act of 1933, as amended, for any and all outstanding Class C Pass Through Certificates, Series 2000-3.

1. DELIVERY OF THIS LETTER AND OUTSTANDING CLASS C CERTIFICATES; GUARANTEED DELIVERY PROCEDURES.

       This Letter is to be completed by holders of Outstanding Class C Certificates if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange Offer--Book-Entry Transfer" section of the Prospectus and an Agent's Message is not delivered. Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu of this Letter of Transmittal. The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility to and received by the Exchange Agent and forming a part of a Book-Entry Confirmation, which states that the Book-Entry Transfer Facility has received an express acknowledgment from the tendering participant, which acknowledgment states that the participant has received and agrees to be bound by, and makes the representations and warranties contained in, the Letter of Transmittal and that the Company may enforce the Letter of Transmittal against the participant. Certificates for all physically tendered Outstanding Class C Certificates, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof or an Agent's Message in lieu thereof) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Outstanding Class C Certificates tendered hereby must be in multiples of $1,000.

         Holders of Outstanding Class C Certificates whose certificates for Outstanding Class C Certificates are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Outstanding Class C Certificates pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. Pursuant to those procedures, (i) the tender must be made through an Eligible Institution (as defined below),
(ii) prior to the Expiration Date, the Exchange Agent must receive from an Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Company (by facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Outstanding Class C Certificates and the amount of Outstanding Class C Certificates tendered, stating that the tender is being made thereby and guaranteeing that within five New York Stock Exchange ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Outstanding Class C Certificates, or a Book-Entry Confirmation, as the case may be, together with a properly completed and duly executed Letter of Transmittal (or a facsimile thereof or an Agent's Message in lieu thereof), with any required signature guarantees and any other documents required by this Letter will be deposited by the Eligible Institution with the Exchange Agent, and (iii) the certificates for all physically tendered Outstanding Class C Certificates, in proper form for transfer, or Book-Entry Confirmation, as the case may be, together with a properly completed and duly executed Letter of Transmittal (or a facsimile thereof or an Agent's Message in lieu thereof), with any required signature guarantees and all other documents required by this Letter, are received by the Exchange Agent within five NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

         The method of delivery of this Letter, the Outstanding Class C Certificates and all other required documents is at the election and risk\ of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If Outstanding Class C Certificates are sent by mail, it is suggested that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date.

         See "The Exchange Offer" section of the Prospectus.

2. PARTIAL TENDERS (NOT APPLICABLE TO CERTIFICATEHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER); WITHDRAWAL OF TENDER.

         If less than all of the Outstanding Class C Certificates evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Outstanding Class C Certificates to be tendered in the box above entitled "Description of Outstanding Class C Certificates--Principal Amount of Outstanding Class C Certificates Tendered." A reissued certificate representing the balance of nontendered Outstanding Class C Certificates will be sent to the tendering holder, unless otherwise provided in the appropriate box on this Letter, promptly after the Expiration Date. All of the Outstanding Class C Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

         Tenders of Outstanding Class C Certificates may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date. For a withdrawal to be effective, a written notice of withdrawal must be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. Any such notice of withdrawal must specify the name of the person having tendered the Outstanding Class C Certificates to be withdrawn, identify the Outstanding Class C Certificates to be withdrawn (including the principal amount of those Outstanding Class C Certificates) and (where certificates for Outstanding Class C Certificates have been transmitted) specify the name in which those Outstanding Class C Certificates are registered, if different from that of the withdrawing holder. If certificates for Outstanding Class C Certificates have been delivered or otherwise identified to the Exchange Agent, then, prior to the release of those certificates, the withdrawing holder must also submit the serial numbers of the particular certificates to be withdrawn and a signed notice of withdrawal with signatures guaranteed by an Eligible Institution unless the holder is an Eligible Institution. If Outstanding Class C Certificates have been tendered pursuant to the procedure for book-entry transfer described above, any notice of withdrawal must specify the name and number of the account at the Book-Entry Transfer Facility to be credited with the withdrawn Outstanding Class C Certificates and otherwise comply with the procedures of the facility. All questions as to the validity, form and eligibility (including time of receipt) of the notices will be determined by the Company, whose determination will be final and binding on all parties. Any Outstanding Class C Certificates so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer.

3. SIGNATURES OF THIS LETTER; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

         If this Letter of Transmittal is signed by the registered holder of the Outstanding Class C Certificates tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

         If any tendered Outstanding Class C Certificates are owned of record by two or more joint owners, all the owners must sign this Letter of Transmittal.

         If any tendered Outstanding Class C Certificates are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of certificates.

         When this Letter of Transmittal is signed by the registered holder of the Outstanding Class C Certificates specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the New Class C Certificates are to be issued, or any untendered Outstanding Class C Certificates are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificates must be guaranteed by an Eligible Institution.

         If this Letter of Transmittal is signed by a person other than the registered holder of any certificates specified herein, the certificates must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name of the registered holder appears on the certificates and the signatures on the certificates must be guaranteed by an Eligible Institution.

         If this Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, those persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

         Endorsements on certificates for Outstanding Class C Certificates or signatures on bond powers required by this Instruction 3 must be guaranteed by a firm which is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc., by a commercial bank or trust company having an office or correspondent in the United States or by an "eligible guarantor" institution within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934 (an "Eligible Institution").

         Signatures on this Letter of Transmittal need not be guaranteed by an Eligible Institution, provided the Outstanding Class C Certificates are tendered: (i) by a registered holder of Outstanding Class C Certificates (which term, for purposes of the Exchange Offer, includes any participant in the Book-Entry Transfer Facility system whose name appears on a security position listing as the holder of those Outstanding Class C Certificates) tendered who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter, or (ii) for the account of an Eligible Institution.

4.       SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

         Tendering holders of Outstanding Class C Certificates should indicate in the applicable box the name and address to which New Class C Certificates issued under the Exchange Offer and/or substitute certificates evidencing Outstanding Class C Certificates not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. A holder of Outstanding Class C Certificates tendering Outstanding Class C Certificates by book-entry transfer may request that Outstanding Class C Certificates not exchanged be credited to an account maintained at the Book-Entry Transfer Facility as the holder of Outstanding Class C Certificates may designate hereon. If no such instructions are given, those Outstanding Class C Certificates not exchanged will be returned to the name or address of the person signing this Letter of Transmittal.

5.       TAXPAYER IDENTIFICATION NUMBER.

         A tendering holder whose Outstanding Class C Certificates are accepted for exchange should provide the Exchange Agent with (i) the holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below or (ii) in the case of certain exempt foreign persons, the Substitute Form W-8 BEN below. If the tendering holder is an individual, the TIN is his or her social security number. If a tendering holder does not provide the Exchange Agent with its current TIN or an adequate basis for an exemption, the tendering holder may be subject to backup withholding at the statutory rate on all reportable payments made after the exchange. If withholding results in an overpayment of taxes, a refund may be obtained.

         Exempt holders of Outstanding Class C Certificates (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. A holder should consult its tax adviser as to the holder's qualification for an exemption from backup withholding. Foreign persons not subject to backup withholding should complete and submit to the Exchange Agent a Form W-8 BEN (Certificate of Foreign Status of Beneficial Owner for U.S. Withholding) and/or other Form W-8, instead of the Substitute Form W-9. A foreign holder should consult its tax adviser as to the foreign holder's qualification for an exemption from backup withholding.

         To prevent backup withholding, each tendering holder of Outstanding Class C Certificates must provide its correct TIN by completing the Substitute Form W-9 set forth below, certifying, under penalties of perjury, that the TIN provided is correct (or that the holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the Internal Revenue Service (the "IRS") that the holder is subject to a backup withholding as a result of a failure to report all interest or dividends or (iii) the IRS has notified the holder that the holder is no longer subject to backup withholding. If the Class C Certificates are in more than one name or are not in the name of the actual owner, the holder should consult the W-9 Guidelines for information on which TIN to report. If the holder does not have a TIN, the holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 2 of the Substitute Form W-9 and write "applied for" in lieu of its TIN. Note: Checking this box and writing "applied for" on the form means that the holder has already applied for a TIN or that the holder intends to apply for one in the near future. If the holder does not provide its TIN to the Exchange Agent within 60 days, backup withholding at the statutory rate will begin and continue until the holder furnishes its TIN to the Exchange Agent. Under certain circumstances, the Exchange Agent may be required or elect to reserve or backup withhold during the 60 day period. If the Exchange Agent is provided with an incorrect TIN, the holder may be subject to a $50 penalty imposed by the IRS. For additional information and instructions, see the W-9 Guidelines below.

6.       TRANSFER TAXES.

         The Company will pay all transfer taxes, if any, applicable to the transfer of Outstanding Class C Certificates to it or its order under the Exchange Offer. If, however, New Class C Certificates and/or substitute Outstanding Class C Certificates not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Outstanding Class C Certificates tendered hereby, or if tendered Outstanding Class C Certificates are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Outstanding Class C Certificates to the Company or its order under the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to the tendering holder.

         Except as provided in this Instruction 6, it is not necessary for transfer tax stamps to be affixed to the Outstanding Class C Certificates specified in this Letter.

7.       WAIVER OF CONDITIONS.

         The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

8.       NO CONDITIONAL TENDERS.

         No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Outstanding Class C Certificates, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Outstanding Class C Certificates for exchange.

         Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Outstanding Class C Certificates nor shall any of them incur any liability for failure to give any such notice.

9.       MUTILATED, LOST, STOLEN OR DESTROYED OUTSTANDING CLASS C CERTIFICATES.

         Any holder whose Outstanding Class C Certificates have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.


10.      IRREGULARITIES.

         All questions as to the validity, form, eligibility (including time of receipt) and withdrawal of the tendered Outstanding Class C Certificates will be determined by the Company in its reasonable discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Outstanding Class C Certificates not properly tendered or any Outstanding Class C Certificates the acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the absolute right to waive any irregularities or conditions of tender as to particular Outstanding Class C Certificates. The Company's interpretation of the terms and conditions of the Exchange Offer will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Outstanding Class C Certificates must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person will be under any duty to give notification of defects or irregularities with respect to tenders of Outstanding Class C Certificates, nor will any of them incur any liability for failure to give such notification. Tenders of Outstanding Class C Certificates will not be deemed to have been made until such irregularities have been cured or waived. Any Outstanding Class C Certificates received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned without cost to the holder by the Exchange Agent to the tendering holders of Outstanding Class C Certificates as soon as practicable following the Expiration Date.

11.      REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

         Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent, at the address and telephone number indicated above.




             TO BE COMPLETED BY ALL TENDERING SECURITY HOLDERS:

           REQUESTOR'S NAME: STATE STREET BANK AND TRUST COMPANY
                                       CORPORATE TRUST DEPARTMENT
                                       TWO AVENUE DE LAFAYETTE -- 6th FLOOR
                                       BOSTON, MA 02111
                                       ATTN:  JOHNNIE KINDELL

----------------------------------------------------------------------------------------------------------------------------------
           SUBSTITUTE             Part I--Taxpayer Identification Number--For        _______________________________
            FORM W-9              all accounts, enter Taxpayer Identification          Social Security Number
   Department of the Treasury     Number in the box at right.  (For most
    Internal                      Revenue Service individuals, this is your
                                  social security number. For sole                                OR
                                  proprietors or resident aliens, see the
                                  W-9 Guidelines. For other entities, it is
                                  your Employer Identification Number. If you        _______________________________
                                  do not have a number, see Obtaining a Number        Employer Identification Number
                                  in the enclosed W-9 Guidelines.) Certify by
                                  signing and dating below.                        (If awaiting TIN, write "Applied For")
  Payer's Request for Taxpayer
  Identification Number (TIN)     Note: If the account is in more than one name,
                                  see chart in the enclosed W-9 Guidelines to
                                  determine which number to give the payer.

                                  Part II--For payees exempt from backup withholding, see the enclosed W-9 Guidelines and complete as instructed therein.
----------------------------------------------------------------------------------------------------------------------------------

Certification--Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me); and

(2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Certification Instructions--You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if, after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you were no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed W-9 Guidelines.) Signature________________________________________________Date__________________

      NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING ON ANY AMOUNTS PAID TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING (OR WILL SOON APPLY FOR) A TAXPAYER IDENTIFICATION NUMBER.




           CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

      I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the exchange, the statutorily required percentage of all reportable payments made to me on account of the New Class C Certificates shall be retained until I provide a taxpayer identification number to the Exchange Agent and that, if I do not provide my taxpayer identification number within 60 days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and the statutorily required percentage of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a taxpayer identification number.

SIGNATURE:___________________________________________  DATE: __________________



             GUIDELINES FOR REQUEST FOR TAXPAYER IDENTIFICATION
              NUMBER AND CERTIFICATION ON SUBSTITUTE FORM W-9

What Name and Number to Give the Requester

      Name
      If you are an individual, you must generally enter the name shown on your Social Security card. However, if you have changed your last name, for instance, due to marriage, without informing the Social Security Administration of the name change, enter your first name, the last name shown on your Social Security card, and your new last name. If the account is in joint names, list first and then circle the name of the person or entity whose number you enter in Part I of the form.

      Sole Proprietor--You must enter your individual name as shown on your Social Security card. You may enter your business, trade or "doing business as" name on the business name line.

      Limited Liability Company (LLC)--If you are a single-member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner under Treasury regulations ss. 301.7701-3, enter the owner's name. Enter the LLC's name on the business name line. A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

      Other Entities--Enter the business name as shown on required federal income tax documents. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade or "doing business as" name on the business name line.

      Taxpayer Identification Number (TIN)
      You must enter your taxpayer identification number in the appropriate box. If you are a resident alien and you do not have and are not eligible to get a Social Security number, your taxpayer identification number is your IRS individual taxpayer identification number (ITIN). Enter it in the Social Security number box. If you do not have an individual taxpayer identification number, see How to Get a TIN below. If you are a sole proprietor and you have an employer identification number, you may enter either your Social Security number or employer identification number. However, using your employer identification number may result in unnecessary notices to the requester, and the IRS prefers that you use your Social Security number. If you are an LLC that is disregarded as an entity separate from its owner under Treasury regulations ss. 301.7701-3, and are owned by an individual, enter the owner's Social Security number. If the owner of a disregarded LLC is a corporation, partnership, etc., enter the owner's employer identification number. See the chart below for further clarification of name and TIN combinations.

      Social Security numbers (SSN's) have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers (EIN's) have nine digits separated by only one hyphen: i.e. 00-0000000.

      The table below will help determine the number to give the requester.

-----------------------------------------------------------           -----------------------------------------------------------
For this type of account:                Give Name                       For this type of account:               Give Name
                                         and SSN of:                                                             and SSN of:
-----------------------------------------------------------           -----------------------------------------------------------
1. Individual                            The individual                  6. A valid trust, estate or pension     Legal entity(4)
                                                                            trust

2. Two or more individuals (joint        The actual owner                7. Corporation                          The corporation
   account)                              of
                                         the account or, if              8. Association, club, religious,        The organization
                                         combined funds,                    charitable, educational or other
                                         the                                tax-exempt organization
                                         first individual on
                                         the account(1)

3. Custodian account of a minor          The minor(2)                    9. Partnership                          The partnership
   (Uniform Gift to Minors Act)

4.  a. The usual revocable savings       The grantor-                    10. A broker or registered             The broker or
       trust (grantor is also trustee)   trustee(1)                          nominee                                 nominee


   b.  The so-called trust account       The actual                      11. Account with the Department      The public entity
       that is not a legal or valid      owner(1)                            of Agriculture in the name of a
       trust under state law                                                 public entity (such as a state or
                                                                             local government, school
5.  Sole proprietorship                                                      district, or prison) that
                                         The owner(3)                        receives agricultural program
                                                                             payments
----------------------------------------------------------------------------------------------------------------------------------




             GUIDELINES FOR REQUEST FOR TAXPAYER IDENTIFICATION
              NUMBER AND CERTIFICATION ON SUBSTITUTE FORM W-9
                                   Page 2


(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a Social Security number, that person's number must be furnished.

(2) Circle the minor's name and furnish the minor's Social Security number.

(3) You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your Social Security number or employer identification number (if you have one).

(4) List first and circle the name of the legal trust, estate or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.




             GUIDELINES FOR REQUEST FOR TAXPAYER IDENTIFICATION
              NUMBER AND CERTIFICATION ON SUBSTITUTE FORM W-9
                                   Page 3


How to Get a TIN
     If you do not have a taxpayer identification number, apply for one immediately. To apply for a Social Security number, get Form SS-5, Application for a Social Security Number Card, from your local Social Security Administration office. Get Form W-7 to apply for an individual taxpayer identification number or Form SS-4, Application for Employer Identification Number, to apply for an employer identification number. You can get Forms W-7 and SS-4 from the IRS.

     If you do not have a taxpayer identification number, write "Applied For" in the space for the taxpayer identification number, sign and date the form, and give it to the requester. For interest and dividend payments and certain payments made with respect to readily tradable instruments, you will generally have 60 days to get a taxpayer identification number and give it to the requester before you are subject to backup withholding. Other payments are subject to backup withholding without regard to the 60-day rule, until you provide your taxpayer identification number.

     Note:   Writing  "Applied For"  means that you have already
applied for a taxpayer identification number or that you intend to apply for one soon.

Exemption From Backup Withholding
   Payees Exempt From Backup Withholding
Individuals (including sole proprietors) are NOT exempt from backup withholding.

For interest and dividends, the following payees are exempt from backup withholding:

  o  A corporation.
  o  A financial institution.
  o An organization exempt from tax under section 501(a) of the Internal Revenue Code of 1986, as amended (the "Code"), an individual retirement account (IRA), or a custodial account under section 403(b)(7) of the Code if the account satisfies the requirements of section 401(f)(2) of the Code.
  o  The United States or any of its agencies or instrumentalities.
  o A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.
  o A foreign government or any of its political subdivisions, agencies or instrumentalities.
  o An international organization or any of its agencies or instrumentalities.
  o A dealer in securities or commodities required to register in the United States, the District of Columbia or a possession of the United States.
  o  A real estate investment trust.
  o A common trust fund operated by a bank under section 584(a) of the Code.
  o An entity registered at all times during the tax year under the Investment Company Act of 1940.
  o  A foreign central bank of issue.
  o A middleman known in the investment community as a nominee or who is listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List.
  o  A trust exempt from tax under section 664 of the Code or described in section 4947 of the Code.

   Payments Exempt From Backup Withholding
Dividends and patronage dividends that are generally exempt from backup withholding include:

  o Payments to nonresident aliens subject to withholding under section 1441 of the Code.
  o Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.
  o  Payments of patronage dividends not paid in money.
  o  Payments made by certain foreign organizations.
  o  Payments made by an ESOP pursuant to section 404(k) of the Code.

   Interest payments that are generally exempt from backup withholding include:

  o Payments of interest on obligations issued by individuals. Note, however, that such a payment may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business, and you have not provided your correct taxpayer identification number or you have provided an incorrect taxpayer identification number to the payer.
  o Payments of tax-exempt interest (including exempt-interest dividends under section 852 of the Code).
  o Payments described in section 6049(b)(5) of the Code to nonresident aliens.
  o  Payments on tax-free covenant bonds under section 1451 of the Code.
  o  Payments made by certain foreign organizations.

   Payments that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N of the Code, and their regulations.

   If you are exempt from backup withholding, you should still complete and file Substitute Form W-9 to avoid possible erroneous backup withholding. Enter your correct taxpayer identification number in Part I, write "Exempt" in Part II, and sign and date the form and return it to the requester.

   If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester a completed Form W-8, Certificate of Foreign Status.

Privacy Act Notice.-Section 6109 of the Code requires you to give your correct taxpayer identification number to persons who must file information returns with the IRS to report interest, dividends and certain other income paid to you. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states, and the District of Columbia to carry out their tax laws. You must provide your taxpayer identification number whether or not you are required to file a tax return. Payers must generally withhold 31% of taxable interest, dividends and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.




Penalties
(1) Failure to Furnish Taxpayer Identification Number.-If you fail to furnish your correct taxpayer identification number to a requester, you are subject to a penalty of $50.00 for each such failure unless your failure is due to reasonable cause and not to willful neglect. (2) Civil Penalty for False Information With Respect to Withholding.-If you make a false statement with no reasonable basis which results in no backup withholding, you are subject to a $500.00 penalty.
(3) Criminal Penalty for Falsifying Information.-Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION, CONTACT YOUR TAX
CONSULTANT OR THE INTERNAL REVENUE SERVICE.




                                                   CERTIFICATE OF FOREIGN STATUS


SUBSTITUTE                    Do not use this for:                                                    Instead, use Form:
Form W-8BEN                  o   A U.S. citizen or other U.S. person, including a resident
Department of the Treasury       alien individual................................................................... W-9
Internal Revenue Service     o   A foreign partnership................................................. W-8ECI or W-8IMY
                             o   A foreign government, international organization, foreign central bank of issue,
Certificate of Foreign           tax-exempt organization, or private foundation, claiming the applicability
Status of Beneficial             of section(s) 501(c), 892, 895, or 1443(b)............................ W-8ECI or W-8EXP
Owner for United States      o   A person acting as an intermediary.............................................. W-8IMY
Tax Withholding              o   A person claiming an exemption from U.S. withholding on income effectively connected with the conduct of a trade or business in the United States.......... W-8ECI

Part I Identification of Beneficial Owner
-------------------------------------------------------------------------------
1     Name of individual or organization that is the beneficial owner.

2     Country of incorporation or organization.

3 Type of beneficial owner: |_| Individual |_| Corporation |_| Disregarded entity |_| Partnership |_| Trust |_| Estate |_| Foreign government |_| International organization |_| Foreign central bank of issue |_| Foreign tax-exempt organization

4 Permanent residence address (street, apt. or suite no., or rural route). Do not use a P.O. box.


      City or town, state or province. Include postal code where appropriate.         Country (do not abbreviate)

5     Mailing address (if different from above).

      City or town, state or province. Include postal code where appropriate.         Country (do not abbreviate)

Part II   Certification
-------------------------------------------------------------------------------
Under penalties of perjury, I declare that I have examined the information on this form and to the best of my knowledge and belief it is true, correct, and complete. I further certify under penalties of perjury that:
o I am the beneficial owner (or am authorized to sign for the beneficial owner) of all the income to which this form relates,
o     The beneficial owner is a foreign person,
o     The income to which this form relates is not effectively connected with the conduct of a trade or business in the United States,
o For broker transactions or barter exchanges, the beneficial owner is an exempt foreign person, o Any income from a notional principal contract to which this form relates is not effectively connected with the conduct of a trade or business within the United States, and
o I am not a former citizen or long-term resident of the United States subject to section 877 (relating to certain acts of expatriation) or, if I am subject to section 877, I am nevertheless entitled to treaty benefits with respect to the amounts received.
-------------------------------------------------------------------------------
The Internal Revenue Service does not require your consent to any provisions of this document other than the certifications required to establish your status as a foreign person and, if applicable, obtain a reduced rate of withholding.

---------------------------      -----------    ------------------------
Signature of beneficial owner        Date       Capacity in which acting
-------------------------------------------------------------------------------

      FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% WITH RESPECT TO THE NEW CLASS C CERTIFICATES ISSUED HEREWITH AND ANY DISTRIBUTIONS PAID.